Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Other Intangible Assets
Goodwill And Other Intangible Assets

NOTE 6. GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in the carrying amounts of goodwill, by segment (which is the same as the reporting unit for Wireless, Wireline and Advertising Solutions), for the years ended December 31, 2012 and 2011, were as follows:

	Wireless	Wireline	Advertising Solutions	Other	Total

Balance as of January 1, 2011	$35,755	$31,670	$5,731	$445	$73,601
Goodwill acquired	5	-	-	-	5
Impairments	-	-	(2,745)	-	(2,745)
Other	(5)	1,968	(1,927)	(55)	(19)
Balance as of December 31, 2011	35,755	33,638	1,059	390	70,842
Goodwill acquired	13	5	-	-	18
Other	35	327	(1,059)	(390)	(1,087)
Balance as of December 31, 2012	$35,803	$33,970	$-	$-	$69,773

In 2011, we recorded a $2,745 impairment in the Advertising Solutions segment, triggered by declining revenues in our directory business and the directory industry as a whole. Changes to goodwill during 2011 also included a $1,927 reclassification of goodwill from the Advertising Solutions segment to the Wireline segment to align certain advertising operations with our U-verse business, which operates the media platform for those advertising operations. Changes to goodwill during 2012 primarily resulted from the sale of the Advertising Solutions segment (see Note 4). Changes in goodwill during 2012 also included a reclassification of goodwill due to segment reclassification to better align goodwill with operations.

Our other intangible assets are summarized as follows:

	December 31, 2012		December 31, 2011
Other Intangible Assets	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:
Customer lists and relationships:
AT&T Mobility LLC	$6,760	$6,335	$6,845	$5,906
BellSouth Corporation	5,825	4,994	9,205	7,686
AT&T Corp.	2,490	2,356	2,483	2,205
Other	351	350	350	329
Subtotal	15,426	14,035	18,883	16,126
Other	304	174	485	258
Total	$15,730	$14,209	$19,368	$16,384

Indefinite-lived intangible assets not subject to amortization:
Licenses	$52,352	$51,374
Trade names	4,902	4,985
Total	$57,254	$56,359

Amortized intangible assets are definite-life assets, and as such, we record amortization expense based on a method that most appropriately reflects our expected cash flows from these assets. Intangible assets that have finite useful lives are amortized over their useful lives, a weighted-average of 8.5 years (8.4 years for customer lists and relationships and 12.1 years for other). Customer lists and relationships are amortized using primarily the sum-of-the-months-digits method of amortization over the expected period in which those relationships are expected to contribute to our future cash flows. The remaining finite-lived intangible assets are generally amortized using the straight-line method of amortization. Amortization expense for definite-life intangible assets was $1,210 for the year ended December 31, 2012, $2,009 for the year ended December 31, 2011, and $2,977 for the year ended December 31, 2010. Amortization expense is estimated to be $667 in 2013, $348 in 2014, $218 in 2015, $123 in 2016, and $57 in 2017. In 2012, we wrote off approximately $191 in fully amortized intangible assets (primarily patents) and $3,187 of customer lists due to the sale of our Advertising Solutions segment (see Note 4). We review other amortizing intangible assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable over the remaining life of the asset or asset group.

We review indefinite-lived intangible assets for impairment annually (see Note 1). Licenses include wireless FCC licenses of $52,318 at December 31, 2012 and $51,358 at December 31, 2011, that provide us with the exclusive right to utilize certain radio frequency spectrum to provide wireless communications services.

We recorded a $165 impairment in 2011 and an $85 impairment in 2010 for a trade name.